	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2002-2

	Distribution Number	21
	Beginning Date of Collection Period	1-Feb-04
	End Date of Collection Period	29-Feb-04
	Payment Date	22-Mar-04
	Previous Payment Date	20-Feb-04

	Funds Disbursement
	Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	31,170,074.67
	Available Payment Amount	30,996,638.24
	Principal Collections	27,421,549.80
	Interest Collections (net of servicing fee)	3,575,088.44
	Collections of Interest (net of servicing fee and principal recoveries)	3,574,926.83
	Servicing fee	245,423.43
	Principal recoveries	161.61
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00
	Insured Payments, if any	0.00

	Payments	31,170,074.67
	Interest Paid to Notes	550,303.08
	Principal Paid to Notes	28,839,549.55
	Servicing Fee	245,423.43
	Ownership Interest	1,534,798.61

	Pool Balance
	Beginning Pool Balance	589,016,235.61
	Principal Collections (including repurchases)	27,421,549.80
	Charge off amount	(736,769.98)
	Ending Pool Balance	560,857,915.83

	Collateral Performance
	Cash Yield (% of beginning balance)	7.78%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.50%
	Net Yield	6.28%
	Cumulative Realized Losses	7,184,833.79
	Cumulative Loss Percentage	0.55%

	Delinquent Home Equity Loans
	30-59 days principal balance of Home Equity Loans	16,583,719.88
	30-59 days number of Home Equity Loans	185
	60-89 days principal balance of Home Equity Loans	3,486,765.44
	60-89 days number of Home Equity Loans	43
	90+ days principal balance of Home Equity Loans	22,568,047.34
	90+ days number of Home Equity Loans	282
	Ninety Day-Plus Delinquency Percentage	4.02%
	Ninety Day-Plus Rolling Average for such Payment Date	3.71%

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	6,666
	Number of Home Equity Loans outstanding (Ending of Collection Period)	6,423
	Principal balance of REO as of the end of the collection period	5,787,833.10
	Number of loans that went into REO during the collection period	10
	Principal balance of loans that went into REO during the collection period	1,184,377.15
	Sum of the principal balances of the three largest HEL's as of the end of the collection period	1,146,354.07

	Overcollateralization
	Begin Overcollateralization Amount	129,672,737.87
	Overcollateralization Release Amount	-
	Distributable Excess Cashflow	1,417,999.75
	Charge offs	(736,769.98)
	End Overcollateralization Amount	130,353,967.64

	Target Overcollateralization Amount	130,353,967.64
	Interim Overcollateralization Amount	128,935,967.89
	Interim Overcollateralization Deficiency	1,417,999.75

	Excess Cashflow	2,952,798.36

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Amount as Percent of Total Original Note Principal Amount	33.36%

	Note Principal Amount Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	22.774004
	2. Principal Distribution per $1,000	22.347578
	3. Interest Distribution per $1,000	0.426426

	B. Calculation of Interest Due & Paid
	1. 1 month LIBOR	1.09125%
	2. Formula Rate (1-mo. Libor plus 30bps)	1.39125%
	3. Available Funds Cap	9.53197%
	4. Note Rate	1.39125%
	5. Days in Accrual Period	31

	6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due	550,303.08
	7. Current Interest and Interest Carry forward Amount paid	550,303.08
	8. Supplemental Interest Amount paid	0.00

	9. Unpaid Interest Carry Forward Amount	0.00
	10. Unpaid Supplemental Interest Amount	0.00

	C. Calculation of Note Principal Amount
	1. Note Principal Amount, prior to payments	459,343,497.74
	2. Principal Payment Amount paid	27,421,549.80
	3. Distributable Excess Cashflow paid	1,417,999.75
	4. Note Principal Amount, after payments	430,503,948.19

	5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	0.3335947
	6. Note Principal Amount as a % of the Pool Balance, after payments	0.7675811

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of June 20, 2002 (the "Sale and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-2, as Trust, Household Finance Corporation, the Master Servicer, and Bank One,
National Association, as Indenture Trustee, does hereby certify information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sale and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Master Servicer under the Sale and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on March 22, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Master Servicer has performed in all material respects all its obligations
	under the Sale and Servicing Agreement through the Collection Period
	preceding such Payment Date and that, except as may be noted on the
	Servicing Certificate related to a Trigger Event, no Master Servicer Termination has
	has occurred since the prior Determination Date

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 19th day of March, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer